EXHIBIT 10.5

Registration Rights Agreement

This Registration Rights Agreement (the “Agreement”) is made and entered into as of the 12th day of July, 2013 (the “Effective Date”), by and among Talon International, Inc., a Delaware corporation (the “Company”), and the parties set forth on the signature page and Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

Recitals

A.     The Purchasers have purchased shares of the Company’s Common Stock pursuant to Subscription Agreements entered into as of the date hereof (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) by and between the Company and each Purchaser.

B.     The Company and the Purchasers desire to set forth the registration rights to be granted by the Company to the Purchasers.

Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Subscription Agreements, the parties mutually agree as follows:

aGREement

1.     Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Blackout Period” means, with respect to a registration, a period commencing on the day immediately after the Company notifies the Holders that they are required, pursuant to Section 4(f), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that (i) the Company shall limit its use of Blackout Periods to two (2) occasions in any twelve (12)-month period of no more than forty five (45) days each, and (ii) no Blackout Period may commence sooner than sixty (60) days after the end of a prior such Blackout Period.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Closing Date” means July 12, 2013, or such other time as is mutually agreed between the Company and the Purchasers for the closing of the sale referred to in Recital A above.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Holder” means each Purchaser or any of such Purchaser’s respective successors and Permitted Assigns who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from a Purchaser, including from any Permitted Assignee.

“Inspector” means any attorney, accountant, or other agent retained by a Purchaser for the purposes provided in Section 4(j).

“Majority Holders” means at any time Holders of a majority of the Registrable Securities outstanding at such time.

“Offering Price” means the Offering Price set forth in the Subscription Agreements.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its shareholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, (f) a party to this Agreement or (g) any transferee of a Purchaser who acquires at least 2,500,000 Registrable Securities.

The terms “register,” “registered,” and “registration” refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means shares of Common Stock issued to each Purchaser pursuant to the Subscription Agreements, excluding (i) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration Statement” means the registration statement required to be filed by the Company pursuant to Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Day” means a day on the securities market which at the time constitutes the principal securities market for the Common Stock is open for general trading of securities.

2.     Term. This Agreement shall continue in full force and effect, unless terminated sooner hereunder, for a period ending on the earlier of (i) the date that is two (2) years from the Effective Date and (ii) such time as there are no Registrable Securities hereunder.

3.     Registration.

(a)     Demand for Registration on Form S-1. If the Company receives a written request from the Majority Holders that the Company file a Registration Statement with respect to at least twenty-five percent (25%) of the Registrable Securities then outstanding (a “Demand Notice”), the Company shall (i) within ten (10) days after the date such request is given, give notice of the Demand Notice to all other Holders and (ii) as promptly as reasonably practicable, and in any event not later than sixty (60) days after the delivery of the Demand Notice (the “Registration Filing Date”), file with the Commission a shelf registration statement on Form S-1 (or such other appropriate form as may be available to the Company at such time) relating to the resale by Holders of all of the Registrable Securities that the Holders requested to be registered in the Demand Notice and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the notice of the Demand Notice is delivered by the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this Section 3(a), or keep such registration effective pursuant to Section 4: (i) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities or blue sky laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so; or (ii) during any Blackout Period, in which case the Registration Filing Date shall be extended to the date immediately following the last day of such Blackout Period.

(b)     Piggyback Registration. If the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization, or similar event, the Company shall promptly give to the Holders written notice thereof (and in no event shall such notice be given less than twenty (20) days prior to the filing of such registration statement), and shall, subject to Section 3(c), include in such registration (and any related qualification under blue sky laws or other compliance) (a “Piggyback Registration”), all of the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to it becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

(c)     Underwriting. If a Piggyback Registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders in writing or as a part of the written notice given pursuant to Section 3(b). In such event the right of any Holder to registration pursuant to Section 3(b) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling stockholders, as applicable. Notwithstanding any other provision of this Section 3(c), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who failed to timely elect to distribute their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

(i)     In the event of a Piggyback Registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

(ii)     In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

4.     Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to Section 3 hereof, the Company will keep each Holder including securities therein reasonably advised in writing (which may include e-mail) as to the initiation of each registration, qualification, and compliance and as to the completion thereof. At its expense with respect to any registration statement filed pursuant to Section 3, the Company will:

(a)     prepare and file with the Commission with respect to such Registrable Securities, a registration statement on Form S-1 or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become and remain effective (other than during the period specified in Section 5(b)) at least for a period ending with the first to occur of (i) the sale of all Registrable Securities covered by the registration statement, (ii) the availability under Rule 144 for the Holder to immediately, freely resell without restriction all Registrable Securities covered by the registration statement, and (iii) one year after a registration statement filed pursuant to Section 3(a) is declared effective by the Commission (in either case, the “Effectiveness Period”); provided, however, if at the end of such one year period, any Holder is not able to immediately, freely resell all Registrable Securities that it owns, the Effectiveness Period shall continue until terminated pursuant to clause (i) or (ii); provided that no later than two business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company shall (i) furnish to each Holder a copy of the “Plan of Distribution” and “Selling Shareholder” portions of the registration statement and the other portions of such documents proposed to be filed that the Company considers not to contain material, non-public information (excluding any exhibits other than applicable underwriting documents), in substantially the form proposed to be filed and (ii) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b)     if a registration statement is subject to review by the Commission, promptly respond to all comments and use commercially reasonable efforts to diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)     prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period (but in any event at least until expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

(d)     furnish, without charge, to each Holder of Registrable Securities covered by such registration statement (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may request, (ii) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e)     use its commercially reasonable efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)     as promptly as practicable after becoming aware of such event, notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company’s attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)     comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after registration statement is declared effective, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(h)     as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(i)     permit the Holders of Registrable Securities being included in the Registration Statement and their legal counsel, at such Holders’ sole cost and expense (except as otherwise specifically provided in Section 6) to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least two Business Days prior to their filing with the Commission;

(j)     make available for inspection by any Holder and any Inspector retained by such Holder, at such Holder’s sole expense, all Records as shall be reasonably necessary to enable such Holder to exercise its due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information which such Holder or any Inspector may reasonably request for purposes of such due diligence; provided, however, that such Holder shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination such Holder is so notified at the time such Holder receives such information, unless (i) the disclosure of such record is necessary to avoid or correct a misstatement or omission in the Registration Statement and a reasonable time prior to such disclosure the Holder shall have informed the Company of the need to so correct such misstatement or omission and the Company shall have failed to correct such misstatement or omission, (ii) the release of such record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iii) the information in such record has been made generally available to the public other than by disclosure in violation of this or any other agreement; provided, further, no Holder or Inspector who has received material, non-public information concerning the Company shall purchase or sell securities of the Company or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. The Company shall not be required to disclose any confidential information in such records to any Inspector (other than counsel for a Holder) until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 4(j), which agreement shall permit such Inspector to disclose records to the Holder who has retained such Inspector. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning a Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information to the Staff of the Division of Corporation Finance is necessary to respond to comments raised by the Staff in its review of the Registration Statement, (iii) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iv) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder and allow such Holder, at such Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

(k)     use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(l)     provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

(m)     cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement after delivery of certificates to the Company and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request; and

(n)     take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5.     Suspension of Offers and Sales.

(a)     Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4(a)(iii) hereof shall be extended by the greater of (i) ten business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof.

(b)     If the Registrable Securities are registered for resale under an effective Registration Statement, the Holders shall cease any distribution of such Registrable Securities under such Registration Statement after the filing of the Company’s annual report on Form 10-K or other event that requires the filing of a post-effective amendment to any Registration Statement hereunder until such post-effective amendment is declared effective, so long as the Company has filed and is during such period actively pursuing effectiveness of such post-effective amendment with the staff of the Commission.

6.     Registration Expenses. The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of counsel for the Company and of its independent accountants, and the fees and expenses of one special counsel to the Holders not to exceed $25,000; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided above in this Section 6 and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder of Registrable Securities.

7.     Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such restrictions to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.     Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

9.     Indemnification.

(a)     In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)     As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, each such Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company, and such Holder shall reimburse the Company, and each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 9(b) shall in no event exceed the gross proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c)     Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 9(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 9(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)     In the event that an indemnifying party does not, or is not permitted to, assume the defense of an action pursuant to Section 9(c) or in the case of the expense reimbursement obligation set forth in Section 9(a) and (b), the indemnification required by Section 9(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)     If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)     Indemnification similar to that specified in the preceding subsections of this Section 9 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.     Rule 144. For a period of at least eighteen (18) months following the Closing Date, the Company will use its commercially reasonable efforts (a) to timely file all reports required to be filed by the Company after the date hereof under the Securities Act and the Exchange Act (including the reports pursuant to Section 13(a) or 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and the rules and regulations adopted by the Commission thereunder), (b) if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell shares of Common Stock under Rule 144, and (c) to take such further action as any holder of shares of Common Stock may reasonably request, all to the extent required from time to time to enable the Purchasers to sell shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including causing its attorneys to issue and deliver any appropriate legal opinion required to permit a Purchaser to sell shares of Common Stock under Rule 144 upon receipt of appropriate documentation relating to such sale.

11.     Independent Nature of Each Purchaser’s Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Common Stock and enter into this Agreement has been made by each Purchaser independently of any other Purchaser. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute such Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for the Purchaser in connection with making its investment in Common Stock and that no other Purchaser will be acting as agent of the Purchaser in connection with monitoring its investment in the Common Stock or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

12.     Miscellaneous

(a)     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.

(b)     Attorneys’ Fees. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(c)     Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors and administrators of the parties hereto. In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company’s obligations under this Agreement.

(d)     Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(e)     Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company:	Talon International, Inc. 21900 Burbank Blvd., Ste. 270 Woodland Hills, California 91367 Attention: Chief Executive Officer Facsimile: (818) 444-4110

If to the Purchasers:	To each Purchaser at the address set forth on Exhibit A

or at such other address as any party shall have furnished to the other parties in writing.

(f)     Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(g)     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(h)     Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i)     Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Majority Holders. The Purchasers acknowledge that by the operation of this Section 12(i), the Majority Holders may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

(j)     Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include.

[Signatures on following page]

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY: TALON INTERNATIONAL, INC.,

By:	/s/ Lonnie D. Schnell
Name:	Lonnie D. Schnell
Its:	Chief Executive Officer

PURCHASERS: KUTULA HOLDINGS LTD.

By:	/s/ Jean-Paul Defesche
Name:	Jean-Paul Defesche
Its:	Director

PERRTECH PTY LIMITED

By:	/s/ Leonard Frederick Milner
Name:	Leonard Frederick Milner
Its:	Director

ZIPPER HOLDINGS, LLC

By:	/s/ Mark Dyne
Name:	Mark Dyne
Its:	Manager

FAIRWAY INVESTMENTS LLC

By:	/s/ Ronald Dyne
Name:	Ronald Dyne
Its:	Manager

MANIFEST CAPITAL, LLC

By:	/s/ Joseph Miller
Name:	Joseph Miller
Its:	President of Manifest Capital, Inc., its Manager

Signature Page to Registration Rights Agreement